EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 2001 included in this Form 10-K into CH2M HILL's previously filed registration statement on Form S-8 (File No. 333-56370).



                                              Arthur Andersen LLP

Denver, Colorado
March 12, 2001